0 NASDAQ: CRIS Corporate Overview January 13, 2014 Exhibit 99.1

Forward Looking Statements
This presentation contains statements about Curis’ future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Actual results or events could differ materially from the expectations, plans and prospects disclosed in the forward-looking statements that the Company makes due to a number of important factors, including risks related to: the Company’s ability to satisfactorily respond to the FDA’s request for additional data and analysis regarding CUDC-427 with respect to the partial clinical hold and its ability to conduct future preclinical or clinical studies involving CUDC-427 if the FDA or other regulatory agencies continue to express safety concerns even if the hold is lifted; Genentech and Roche’s ability to successfully develop and commercialize Erivedge; the Company’s and its collaborators’ ability to successfully research, obtain regulatory approvals for, develop and commercialize products based upon the
Company’s technologies; the Erivedge royalty-collateralized loan transaction entered into by the Company’s wholly-owned subsidiary, including the risk that it may not receive sufficient levels of royalty revenue from sales of Erivedge to satisfy the debt obligation or may otherwise lose its rights to royalties and royalty related payments as a result of a foreclosure of the loan; the Company’s ability to obtain and maintain proprietary protection for its technologies and product candidates; competitive pressures; the
Company’s ability to raise additional funds to finance its operations; and those risk factors discussed in the
Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and other reports that it files with SEC.
The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change.
While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

CURIS

LEUKEMIA & LYMPHOMA SOCIETY
fighting blood cancers

Genentech
A Member of the Roche Group

Genentech
A Member of the Roche Group

Genentech
A Member of the Roche Group

DEBIOPHARM GROUP

DEBIOPHARM GROUP

HDAC/PI3K
Indications Indications
Market Market
NSCLC
Lymphomas and
Multiple Myeloma
Target Target Program Program Preclinical Preclinical Phase 1 Phase 1 Phase 2  Phase 2  Phase 3 Phase 3
CUDC-907
Debio 0932
Clinical Pipeline
Novel, Targeted Cancer Therapeutics
Renal Cancer
Advanced Basal Cell
Carcinoma
Operable Basal Cell
Carcinoma
Erivedge®
AML and MDS
Proprietary Programs
Partnered Programs
Hsp90
Hedgehog
IAP CUDC-427
Breast, Ovarian,
Lymphomas, and
Other Cancers
Phase 1*
Phase 1
Approved in US, AUS, EU & Others
Phase 2
Phase 1b/2
Phase 1
Phase 1/2
* CUDC-427 is currently on an FDA partial clinical hold.

3 CUDC-907: Potent Inhibitor of HDAC and PI3K Enzymes

Oral, first-in-class highly potent and selective inhibitor of HDAC and PI3K enzymes
Preclinical highlights
Hematological indications clinical highlights
Clinical testing in solid tumor indication(s) anticipated in late 2014
CUDC-907 Summary
Inhibition of PI3K, MAPK and JAK/STAT pathways in hematologic tumor models
Potential biomarkers predicting CUDC-907 sensitivity
Phase 1 dose escalation study ongoing in lymphoma and multiple myeloma patients
Side effect profile consistent with target inhibition – thrombocytopenia, diarrhea, fatigue
Preliminary evidence of anti-tumor activity based on 1 PR & 7 SD out of 13 patients
Dose escalation phase projected for completion in mid 2014
Dose expansion phase (DLBCL & MM) projected for initiation in 2H 2014
Phase 2 testing in hematological indication(s) anticipated late 2014

CURIS

O
HO–NH
R
R
O
N
N
N
R

O
N
R
N
N
R

O
N
N
N

CUDC-907: Dual Activity against HDAC & PI3K
M2
• ~ 80% PI3K activity as
compared to parent
• No HDAC activity
M1
• ~ 30% PI3K activity as
compared to parent
• No HDAC activity
PI3K IC50 (nM)
Alpha
Delta
Beta
Gamma
19
39
54
311
HDAC IC50 (nM)
1
2
3
6
10
4, 5, 7, 8, 9
1.7
5.0
1.8
27
2.8
>200
CUDC-907
• Full HDAC activity
• Full PI3K activity
H
2
N
O
R R
R
H O
O
R
HDACi Moiety PI3Ki Moiety

in Plasma
in Bone Marrow
in Lymph Node
in Skin
Concentration (ng/mL or ng/g)
Time (hr)
100000
10000
1000
100
10
1
0.1
0
5
10
15
20
25

in Plasma
in Bone Marrow
in Lymph Node
in Skin
Concentration (ng/mL or ng/g)
Time (hr)
100000
10000
1000
100
10
1
0.1
0
5
10
15
20
25

CUDC-907 & M2 Tissue Distribution in Mouse
Informs Clinical PK Model
Mouse 25 mg/kg Single Dose, PO
Differential kinetics & distribution of CUDC-907 & M2 metabolite
M1 & M2 levels higher in plasma than CUDC-907 levels
CUDC-907 is predominantly distributed to tissues
CUDC-907 M2

CUDC-907: Phase 1 Clinical Design
Phase 1 dose-escalation monotherapy study
Relapsed/refractory lymphoma or multiple myeloma patients
MSKCC (Anas Younes, MD), SCRI (Jesus Berdeja, MD), MDACC (Yasuhiro Oki, MD)
3+3 design
1
o
Objective
Determination of MTD and recommended Phase 2 dose (RP2D)
2
o
Objectives
Safety & tolerability
Pharmacokinetics and biomarkers of CUDC-907 activity
Anti-cancer activity
21-day cycles testing 3 different administration schedules (oral dosing)
Daily:  MTD reached
BIW (Mon/Thu):  dose escalation ongoing
TIW (Mon/Wed/Fri):  dose escalation ongoing

30mg Daily
60mg Daily
60mg BIW
CUDC-907
M1
M2
Concentration (ng/ml)
LLOQ
100
80
60
40
20
0
0 2 4 6 8 12 16 20 24 0 0 2 4 8 12 16 20 24
0 2 4 6 8 12 16 20 24 0 0 2 4 8 12 16 20 24
0 2 4 6 8 24 0 0 2 4 6 8 24 48

CUDC-907: Phase 1 Clinical PK
Plasma levels of CUDC-907 & Metabolites
Apparent increase in exposure with higher doses
Differential kinetics of CUDC-907 & metabolites
Higher M1 & M2 levels compared to CUDC-907 in plasma samples
• Model: metabolites are generated from tissue-distributed CUDC-907
Potential accumulation of metabolites with daily dosing – supports intermittent dosing
Anticipate higher CUDC-907 exposure in tissue vs. plasma
Day 1 D8 Day 15 Day 1
Day 15
D8
Day 1
Day 15-17
D8

CUDC-907: Phase 1 Clinical Safety
Daily dosing schedule
Intermittent dosing schedules (BIW, TIW)
Common side effects consistent with target modulation – thrombocytopenia, diarrhea and fatigue
MTD at 30mg dose level
• Treatment-related AEs & dosing interruptions for thrombocytopenia and/or neutropenia
2 DLTs (G3 diarrhea & G4 hyperglycemia) in 1 subject at 60mg dose level
No treatment related adverse events observed thus far – 60 mg cohort

CURIS

Lymphoma Tumor Response
Maximum % Reduction
40%
20%
0%
-20%
-40%
-60%
-80%
FL
SLL
MCL
LL
DLBCL
*
MCL
DLBCL
SLL
FL/ DLBCL
30 mg QD
60 mg QD
60 mg BIW

- ≥

-

-
  - ≥
  -

11 subjects were evaluable for
response (i.e.,    1 post-treatment
response assessments)
1 subject with mixed FL/DLBCL
achieved PR (70% reduction in target
lesion) in Cycle 4 (30mg daily dose
level)
7 subjects achieved SD
4 subjects with    4 cycles of study
treatment (to date)
1 subject is currently in Cycle 15 of
study treatment (MM)
*Note: Concurrent PD documented as new lesions
CUDC-907: Phase 1 Best Tumor Response
Observed to-Date (Study Ongoing)
Younes A, Flinn IW, Oki Y, et al.  A First-In-Man Phase 1 Study Of CUDC-907, a First-In-Class Chemically-Designed Dual
Inhibitor Of PI3K and HDAC In Patients With Refractory Or Relapsed Lymphoma and Multiple Myeloma.  American Society
of Hematology Annual Meeting and Exposition, 7-10 December 2013, Abstract No. 4363

CUDC-907 Summary
Inhibitor of PI3K alpha, delta, beta and key HDAC enzymes
Exclusive worldwide rights
Potent activity in lymphoma and multiple myeloma models
Phase 1 dose escalation completion projected mid 2014
Clinical PK as predicted from animal model studies
Improved tolerability with intermittent schedule (2x or 3x weekly)
• Expected to permit higher doses than daily schedule
Preliminary evidence of clinical activity in 11 patients – 1 PR, 7 SD
Expansion cohorts in 2H 2014 (DLBCL, MM)
Phase 2 testing projected for late 2014
Clinical testing in solid tumor indication(s) anticipated in late 2014

12 CUDC-427: Antagonist of IAP (Inhibitor of Apoptosis) Proteins

CUDC-427:  Antagonist of IAP Proteins
In-licensed from Genentech, Nov. 2012
Exclusive, worldwide license
No “call-back” or “reach-through” provisions
Oral small molecule, monovalent SMAC mimetic drug candidate
Targets and inhibits IAP proteins – cIAP1, cIAP2, XIAP, ML-IAP
Synergy with chemotherapy or TNF demonstrated
Genentech completed Phase 1 dose-escalation clinical trial
42 patients with solid tumors or lymphoma
Well tolerated using 14 days on and 7 days off administration schedule
Significant biomarker activity starting at ~ 90mg dose
Complete responses (n=2)
Disease stabilization > 3 months observed (n=4)
• Liver enzyme increases and rash observed at higher doses ( > 450mg dose)

CUDC-427 and Apoptosis Induction
TNF
Caspase-8
Caspase-9
Caspase-3, -7
Bid
Bax/Bak
Cytochrome C
Smac
Extrinsic
Intrinsic
NF-kB
Mitochondria
Apoptosis
Non-
canonical
Pathway
Canonical
Pathway
CUDC CUDC 427
CUDC CUDC 427
Oral small molecule drug
Monovalent SMAC mimetic
Synergy with apoptosis-
inducing agents:
chemotherapy or TNF
cIAPs cIAPs
ML-IAP
XIAP

CUDC-427 Phase 1 Trial Summary
Phase 1 monotherapy trial executed by Genentech
Design
Dose-escalation study in patients with refractory solid tumors or lymphoma
42 patients in 11 cohorts
5mg to 600mg once daily dosing, 14 days “on” and 7 days “off” schedule
Results
Dose proportional PK with no evidence of drug accumulation
MTD not determined
Rapid down-modulation of cIAP target in circulating PBMC and tumor biopsies
2 patients with complete responses (CR)
8 patients with stable disease (SD, 4 of which lasted 3 months)

CUDC-427 Phase 1 Trial – Clinical Activity
Two patients had complete response
MALT lymphoma (300 mg): CR by PET let in Cycle 5 (off study – patient choice)
Ovarian cancer (450 mg): CR end of Cycle 2 (off study due to AE, rash)
Sustained
CR per imaging
Feb 2013
July 31, 2012
April 18, 2012

CUDC-427 Clinical Development Status
Curis-initiated Phase 1 study using monotherapy continuous bi-daily administration schedule – July 2013
1 patient death due to liver failure – October 2013
FDA partial clinical hold – November 2013
Response to FDA in final preparation; submission shortly
Further development – contingent on FDA lift of partial clinical hold
Capecitabine combination Phase 1b/2 trial in HER-2 negative breast cancer
Monotherapy in patients with genetic alterations in IAP pathway components
• Potential indications: MALT lymphoma
• Trial start dependent on development of genetic screening assay
Other combination treatment trials pending results of preclinical studies
Chemotherapy
Targeted therapies

CUDC-427 Summary
Potent antagonist of IAP proteins
Exclusive worldwide rights
Orally available small molecule drug
Preclinical efficacy and synergy with chemotherapy or TNF
Phase 1 monotherapy studies
Discontinuous daily regimen well tolerated – (formal MTD not reached)
• Clinical benefit observed in patient with IAP pathway genetic alteration
MALT lymphoma with cIAP2 gene amplification:  300mg / 5 cycles CR
Continuous bi-daily treatment not well tolerated
Combination therapy
CUDC-427 + capecitabine Phase 1b/2 trial planned – contingent on FDA lifting partial clinical hold
Additional combination trials projected based on preclinical data
• TNF inducers, apoptosis inducing agents, biologics

CURIS

Erivedge® (vismodegib) capsule

Roche
Genentech

19 Erivedge ® : First-in-class Hedgehog Pathway Inhibitor

Erivedge ® Developed Under Collaboration
Genentech and Roche
Erivedge (vismodegib)
Oral inhibitor of Hedgehog signaling pathway
Discovered under broad pathway collaboration formed in 2003
Approved for treatment of advanced basal cell carcinoma (BCC)
Genentech/Roche-sponsored trial completed in less severe, operable BCC
Genentech/Roche-sponsored trial initiated in AML and MDS
Several investigator-sponsored studies are ongoing in other cancers
Milestone and royalty-based revenue stream for Curis
Potential for $115 million in development & regulatory milestones
• $56 million received to-date
Royalties on global net sales

Marketed in the U.S. for the treatment of advanced BCC
Roche recorded ~ $51 million net sales first 9 months 2013
• 32% growth 3Q ($21.4 million) vs. 2Q ($16.2 million)
Anticipated continued sales growth in 2014
Near-term Erivedge royalties primarily fund non-recourse loan from
Pharmakon, subject to quarterly caps (estimated full repayment early 2017)
Expand global marketing – Roche
Approved in U.S., Australia, European Union and multiple other countries
Reimbursement discussions ongoing in Ex-US territories
Filed with health authorities in many other countries
Genentech plans to present operable BCC Phase 2 trial results in 1Q
2014
Erivedge ® Launched in Multiple Countries
Genentech and Roche

Initiated Phase 1b/2 study of Erivedge in patients with AML and high-risk MDS in October 2013
Study design
Approx. 60 patients across 2 cohorts
Primary endpoint: ORR after 8 weeks of treatment
Secondary endpoints: ORR rate at any time during treatment, duration of response, OS and safety and PK
Roche Continues to Invest in Erivedge
• Cohort 1: 150 mg Erivedge daily
• Cohort 2: 150 mg Erivedge daily + cytarabine for 10 days

23 Debio 0932: Second Generation, Oral HSP90 Inhibitor Phase 1/2 DebioPharm

Second generation oral small molecule Hsp90 inhibitor
Exclusive worldwide license with Debiopharm
$90 million in potential payments ($13 million received to-date)
Royalties on net sales; share of certain sublicensing payments
Clinical development status – Debiopharm
Completed Phase 1 Study – 50 subjects
• Of 8 NSCLC patients:  1 PR (mut KRAS), 4 SD
Phase 1 portion of Phase 1/2 HALO study in Stage IIIb/IV NSCLC patients
• In combination with chemotherapy, front line and previously treated patients
• Debiopharm anticipates Phase 2 initiation in mid 2014 (milestone payment)
Initiated Phase 1 study in renal cell carcinoma in 2013
• In combination with everolimus
• Debiopharm anticipates Phase 2 initiation in 2H 2014 (milestone payment)
Debio 0932
Oral Small Molecule Hsp90 Inhibitor

CUDC-101: EGFR/Her2 and HDAC inhibitor
Strong preclinical evidence of synergistic inhibition of multiple signaling pathways
Phase 1 and Phase 1b studies completed using intravenous administration
• 71 patients as monotherapy – activity in liver cancer patients
• 12 patients in combination with chemoradiation – activity in SCCHN patients
• Intravenous administration not feasible to maintain recommended exposure levels
Phase 1 study conducted using oral administration – captisol formulation
• 3 patients treated – study halted due to low drug exposure
• Efforts to develop an new oral formulation of CUDC-101 with adequate bioavailability have been unsuccessful
Curis will not invest further in CUDC-101 without securing a partnership
Discovery research
Ongoing efforts focused on backup compounds and third generation EGFR inhibitor chemical scaffolds
CUDC-101 and EGFR Discovery Program

September 30, 2013
(000’s)
Cash, cash equivalents, investments (1) $ 67,100
Erivedge® secured debt (non-recourse to Curis) $ 30,600
Basic shares outstanding 84,100
Fully-diluted shares outstanding (2) 96,000
Net loss through September 30, 2013 $ (8,100)
(1) Curis received an additional $6.8 million in net proceeds through the sale of 1.56 million shares under its at-the-market sales agreement, which settled in early October.
(2) Comprised of: (i) 84.1 million shares outstanding, (ii) warrants to purchase 1.4 million shares at $3.55 per share, and
(iii) options to purchase 10.5 million shares at a weighted average exercise price of $2.86 per share.
Summary Financial Data

27 NASDAQ: CRIS